Prospectus Supplement Dated January 2, 1996 for
          Lincoln National Variable Annuity Account H
                      (American Legacy II)


This document is a Supplement to the Prospectus dated April 1, 1995.


PAGE ONE (1), PARAGRAPH SIX (4); PAGE FOUR (4) UNDER THE TEXT LABELED,
"WHAT ARE MY INVESTMENT CHOICES"; AND PAGE SEVEN (7) UNDER THE TEXT
LABELED, "DESCRIPTION OF THE SERIES", OF THE CURRENT PROSPECTUS: These sections are hereby amended to add the Bond Fund to the listing of portfolios within the American Variable Insurance Series (AVIS). As a result, the number of investment options (and subaccounts) within AVIS has increased from seven to eight.


TO BE INSERTED ON PAGE THREE (3) OF THE PROSPECTUS AFTER THE TEXT
LABELED, "Variable Account H Annual Expenses":

                                                   BA
     Mortality and Expense Risk Fees              1.25%
     Account Fees and Expenses                    0.10
     TOTAL ACCOUNT H ANNUAL EXPENSES              1.35%

     BA = Bond Sub-Account


TO BE INSERTED ON PAGE THREE (3) OF THE CURRENT PROSPECTUS AFTER THE TEXT LABELED, "Annual Expenses of the Funds":

                                         BF*
     Management Fees                    0.60%
     Other Expenses                     0.05
     TOTAL FUND ANNUAL EXPENSES         0.65%

     BF = Bond Fund

     * These expenses are estimated amounts for the current fiscal year ended November 30, 1995.

TO BE INSERTED ON PAGE FOUR (4) OF THE CURRENT PROSPECTUS AFTER THE
TEXT LABELED, "Examples (reflecting expenses of both the Variable Account and of the Funds)":


     A. If you surrender your contract at the end of the applicable time period, you would pay the following expenses (1) on a $1,000 investment, assuming a 5% annual return (2) on assets:

                    1 Year*        3 Years*
     Bond Fund       $80            $113


     B. If you do not surrender your contract (or if you annuitize) at the end of the applicable time period, you would pay the following expenses (1) on a $1,000 investment, assuming a 5% annual return (2) on assets:

                    1 Year*        3 Years*

     Bond Fund       $20             $63


     * These expenses are estimated amounts for the fiscal year ended November 30, 1995.

TO BE INSERTED ON PAGE EIGHT (8) OF THE CURRENT PROSPECTUS AFTER THE PARAGRAPH WHICH BEGINS WITH "High-Yield Bond Fund":

     The Bond Fund seeks a high level of current income as is consistent with the preservation of capital by investing in a broad variety of fixed income securities including: marketable corporate debt securities, loan participations, U.S. Government Securities, mortgage-related securities, other asset-backed securities and cash or money market instruments.

Please note: As of the date of this Prospectus, this fund will not be available in California, District of Columbia, Massachusetts, Montana, New Hampshire, South Carolina, and Vermont until necessary regulatory approvals are obtained in those states. Please consult your investment dealer for current information about the Bond Fund's availability.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE
REFERENCE.